EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 2, 2021 TO THE PROSPECTUS DATED MAY 1, 2021

This Supplement updates certain information contained in the Prospectus dated May 1, 2021, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the Prospectus at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding (i) a change in the administrator for the Trust and its series (“Portfolios”), and (ii) new, additional breakpoints in the contractual administration fee rate schedule applicable to the Portfolios, effective August 1, 2021.

The Board of Trustees of the Trust has approved the appointment of a new administrative services entity, Equitable Investment Management, LLC (the “Administrator”), an affiliate of Equitable Investment Management Group, LLC (“EIM”), as the administrator for the Trust and its Portfolios, and certain related actions to implement the transfer of administration services from EIM to Equitable Investment Management, LLC. EIM remains the investment adviser for the Trust and its Portfolios.

Effective August 1, 2021, all references to Equitable Investment Management Group, LLC (“EIM”) as the Administrator for the Trust and the Portfolios are deleted and replaced with references to Equitable Investment Management, LLC (the “Administrator”).

Effective August 1, 2021, the first paragraph in the section of the Prospectus entitled “Management of the Trust — Administrative Fees” is deleted in its entirety and replaced with the following information:

Equitable Investment Management, LLC (the “Administrator”), 1290 Avenue of the Americas, New York, New York 10104, serves as the Administrator of the Trust. The administrative services provided to the Trust by the Administrator include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios (as defined in the paragraph immediately below); 0.110% of the next $20 billion; 0.0875% of the next $20 billion; 0.0775% of the next $20 billion; 0.0750% of the next $20 billion; and 0.0725% thereafter.

The second paragraph in the section of the Prospectus entitled “Management of the Trust — Administrative Fees” is amended by deleting “1290 VT Convertible Securities Portfolio,” “EQ/Franklin Balanced Managed Volatility Portfolio,” and “EQ/Global Bond PLUS Portfolio” from the list of portfolios referred to collectively as the “Aggregated Portfolios.”